UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: February 8, 2011
(Date of earliest event reported)

McAfee, Inc.
(Exact Name of Registrant as specified in Charter)

Delaware (State or other Jurisdiction of incorporation)	Commission File No.: 001-31216	77-0316593 (I.R.S. Employer Identification No.)

2821 Mission College Boulevard
Santa Clara, California  95054
(Address of Principal Executive Offices, including zip code)

(408) 346-3832
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

On February 8, 2011, McAfee, Inc. (“McAfee”), issued a press release announcing its preliminary results for the fourth quarter and full year ended December 31, 2010, and posted supplemental management commentary to the press release on its investor relations website at http://investor.mcafee.com.  A copy of the press release and supplemental management commentary are attached hereto as Exhibits 99.1 and 99.2, respectively, and are hereby furnished and not filed.  Unless expressly incorporated into a filing of McAfee under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained in this Item 2.02 and in the furnished press release shall not be incorporated by reference into any filing of McAfee, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01.          Financial Statements and Exhibits.

(d)  Exhibits:

99.1	Press Release, dated February 8, 2011, announcing McAfee’s preliminary results for the fourth quarter and full year ended December 31, 2010.

99.2	Supplemental Management Commentary to Press Release, dated February 8, 2011, announcing McAfee’s preliminary results for the fourth quarter and full year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McAfee, Inc.

Date: February 8, 2011	By: /s/ Keith S. Krzeminski
Keith S. Krzeminski
Chief Accounting Officer and Senior Vice President of Finance